SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current report pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 18, 2003	Commission file number 1-5805

J.P. MORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	13-2624428

(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

270 Park Avenue, New York, NY	10017

(Address of principal executive offices)	(Zip code)

(Registrant’s telephone number, including area code)      212-270-6000

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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are furnished as part of this report:

Exhibit	Description

99.1	Certification of Periodic Report, dated March 18, 2003, of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9: Regulation FD Disclosure

On March 18, 2003, the Principal Executive Officer and Principal Financial Officer of the Company provided a written statement accompanying the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached as Exhibit 99.1 is a copy of such written statement.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO. (Registrant)

Dated: March 18, 2003	By:	/s/ William H. McDavid

William H. McDavid General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Certification of Periodic Report, dated March 18, 2003, of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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